Moody National REIT II, Inc. 8-K

Exhibit 10.5

PROMISSORY NOTE

LOAN TERMS TABLE
Lender: KeyBank National Association, a national banking association, its successors and assigns
Loan No.: 10105719
Lender’s Address: 127 Public Square, Cleveland, Ohio 44114-1306
Borrower: MOODY NATIONAL YALE-SEATTLE HOLDING, LLC, a Delaware limited liability company
Borrower’s Address: 6363 Woodway, Suite 110, Houston, Texas 77057
Property: Real property located at 1800 Yale Avenue, Seattle, WA 98101 in King County, Washington and certain personal property
Closing Date: May 24, 2016
Original Principal Amount: $56,250,000.00
Maturity Date: February 23, 2017
Interest Rate: The rate at which the outstanding principal amount of the Loan bears interest from time to time in accordance with Article II of the Loan Agreement.
Monthly Debt Service Payment Amount: An amount equal to interest on the Loan in arrears on such Payment Date with respect thereto.
Payment Date: July 1, 2016 and the first (1st) day of each calendar month thereafter during the term of the Loan.

1.             Loan Amount and Rate. FOR VALUE RECEIVED, Borrower promises to pay to the order of Lender, the Original Principal Amount (or so much thereof as is outstanding from time to time, which is referred to herein as the “Outstanding Principal Balance” or “OPB”), with interest on the unpaid OPB from the date of disbursement of the Loan (as hereinafter defined) evidenced by this Promissory Note (“Note”) at the Interest Rate. Interest on the outstanding principal balance of the Loan shall be calculated as provided in the Loan Agreement (as hereinafter defined). The loan evidenced by this Note will sometimes hereinafter be called the “Loan.” The above Loan Terms Table (hereinafter referred to as the “Table”) is a part of the Note and all terms used in this Note that are defined in the Table shall have the meanings set forth therein. “Interest Period” shall have the meaning set forth in the Loan Agreement.

2.             Principal and Interest Payments. Payments of principal (including, without limitation, pursuant to Section 2.2.1(b) of the Loan Agreement) and interest shall be payable on the dates specified in the Loan Agreement, except that the Outstanding Principal Balance and all accrued interest shall be paid at the stated or accelerated maturity hereof or upon the prepayment in full hereof.

3.             Security for Note. This Note is secured by a first deed of trust, mortgage, or deed to secure debt (which is herein called the “Security Instrument”) encumbering the Property. This Note, the Security Instrument, that certain Loan Agreement between Borrower and Lender of even date herewith (the “Loan Agreement”) and all other documents and instruments existing now or after the date hereof that evidence, secure or otherwise relate to the Loan and pursuant to which any Person assumes or incurs an obligation for the benefit of Lender, including any assignments of leases and rents, other assignments, security agreements, financing statements, guaranties, indemnity agreements (including environmental indemnity agreements), letters of credit, or escrow/holdback or similar agreements or arrangements, together with all amendments, modifications, substitutions or replacements thereof, are sometimes herein collectively referred to as the “Loan Documents” or individually as a “Loan Document.” All amounts that are now or in the future become due and payable by Borrower under this Note, the Security Instrument, or any other Loan Document, including any prepayment premiums payable pursuant to the Loan Agreement as well as all applicable expenses, costs, charges, and fees, will be referred to herein as the “Debt.” The remedies of Lender as provided in this Note, any other Loan Document, or under applicable law shall be cumulative and concurrent, may be pursued singularly, successively, or together at the discretion of Lender, and may be exercised as often as the occurrence of an occasion for which Lender is entitled to a remedy under the Loan Documents or applicable law. The failure to exercise any right or remedy shall not be construed as a waiver or release of the right or remedy respecting the same or any subsequent default.

4.             Intentionally Omitted.

5.             Payments. All amounts payable hereunder shall be payable in lawful money of the United States of America to Lender at Lender’s Address or such other place as the holder hereof may designate in writing, which may include at Lender’s option a requirement that payment be made by wire transfer of immediately available funds in accordance with wire transfer instructions provided by Lender. Each payment made hereunder shall be made in immediately available funds and must state the Borrower’s Loan Number. If any payment of principal or interest on this Note is due on a day other than a Business Day (as hereinafter defined), such payment shall be made on the next succeeding Business Day. Any payment on this Note received after 1:00 o’clock p.m. local time at the place then designated as the place for receipt of payments hereunder shall be deemed to have been made on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. All amounts due under this Note shall be payable without set off, counterclaim, or any other deduction whatsoever. All payments from Borrower to Lender following the occurrence and during the continuation of an Event of Default shall be applied in such order and manner as Lender elects in reduction of costs, expenses, charges, disbursements and fees payable by Borrower hereunder or under any other Loan Document, in reduction of interest due on the Outstanding Principal Balance, or in reduction of the Outstanding Principal Balance. Lender may, without notice to Borrower or any other person, accept one or more partial payments of any sums due or past due hereunder from time to time while an Event of Default exists hereunder, after Lender accelerates the indebtedness evidenced hereby, or after Lender commences enforcement of its remedies under any Loan Document or applicable law, without thereby waiving any Event of Default, rescinding any acceleration, or waiving, delaying, or forbearing in the pursuit of any remedies under the Loan Documents. Lender may endorse and deposit any check or other instrument tendered in connection with such a partial payment without thereby giving effect to or being bound by any language purporting to make acceptance of such instrument an accord and satisfaction of the indebtedness evidenced hereby. As used herein, the term “Business Day” shall have the meaning set forth in the Loan Agreement.

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6.             Late Charge. If any sum payable under this Note or any other Loan Document, other than principal due at maturity or upon acceleration of the Loan, is not received by Lender within five (5) days of the date on which it was due, Borrower shall pay to Lender an amount (the “Late Charge”) equal to the lesser of (a) five percent (5%) of the full amount of such sum or (b) the maximum amount permitted by applicable law in order to help defray the expenses incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment. Any such Late Charge shall be secured by the Security Instrument and other Loan Documents. The collection of any Late Charge shall be in addition to, and shall not constitute a waiver of or limitation of, a default or Event of Default hereunder or a waiver of or limitation of any other rights or remedies that Lender may be entitled to under any Loan Document or applicable law.

7.             Default Rate. Upon the occurrence of an Event of Default (including the failure of Borrower to make full payment on the Maturity Date), Lender shall be entitled to receive and Borrower shall pay interest on the Outstanding Principal Balance at the Default Rate (as defined in the Loan Agreement), as more fully set forth in the Loan Agreement.

8.             Origination, Administration, Enforcement, and Defense Expenses. Subject to any express provision of any Loan Document providing otherwise, Borrower shall pay Lender, on demand, all Administration and Enforcement Expenses (as hereinafter defined) now or hereafter incurred by Lender, together with interest thereon at (x) if no Event of Default exists, the Interest Rate, or (y) if an Event of Default exists, the Default Rate, from the date paid or incurred by Lender until such fees and expenses are paid by Borrower, whether or not an Event of Default or Default then exists. Provided no Event of Default has occurred, fees and expenses related solely to origination and administration of the Loan shall be limited to reasonable fees and expenses, but charges of rating agencies, governmental entities or other third parties that are outside of the control of Lender shall not be subject to the reasonableness standard, except to the extent limited by applicable law. For the purpose of this Note, “Administration and Enforcement Expenses” shall mean all fees and expenses incurred at any time or from time to time by Lender, including legal (whether for the purpose of advice, negotiation, documentation, defense, enforcement or otherwise), accounting, financial advisory, auditing, rating agency, appraisal, valuation, title or title insurance, engineering, environmental, collection agency, or other expert or consulting or similar services, in connection with: (a) the origination of the Loan (provided, however, that so long as Borrower shall have paid the fees and expenses relating to origination of the Loan as of the Closing Date, interest shall not accrue thereon), including the negotiation and preparation of the Loan Documents and any amendments or modifications of the Loan or the Loan Documents, whether or not consummated; (b) the administration, servicing or enforcement of the Loan or the Loan Documents, including any request for interpretation or modification of the Loan Documents or any matter related to the Loan or the servicing thereof (which shall include the consideration of any requests for consents, waivers, modifications, approvals, lease reviews or similar matters and any proposed transfer of the Property or any interest therein), (c) any litigation, contest, dispute, suit, arbitration, mediation, proceeding or action (whether instituted by or against Lender, including actions brought by or on behalf of Borrower or Borrower’s bankruptcy estate or any indemnitor or guarantor of the Loan or any other person) in any way relating to the Loan or the Loan Documents including in connection with any bankruptcy, reorganization, insolvency, or receivership proceeding; (d) any attempt to enforce any rights of Lender against Borrower or any other person that may be obligated to Lender by virtue of any Loan Document or otherwise whether or not litigation is commenced in pursuance of such rights; and (e) protection, enforcement against, or liquidation of the Property or any other collateral for the Loan, including any attempt to inspect, verify, preserve, restore, collect, sell, liquidate or otherwise dispose of or realize upon the Loan, the Property or any other collateral for the Loan. All Administration and Enforcement Expenses shall be additional Debt hereunder secured by the Property, and may be funded, if Lender so elects, by Lender paying the same to the appropriate persons and thus making an advance on Borrower’s behalf.

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9.             Prepayment. Except as otherwise provided in the Loan Agreement, Borrower shall not have the right to prepay the Loan in whole or in part prior to the Maturity Date.

10.           Maximum Rate Permitted by Law. All agreements in this Note and all other Loan Documents are expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount agreed to be paid hereunder for the use, forbearance, or detention of money exceed the Maximum Legal Rate (as defined in the Loan Agreement). If, from any circumstance whatsoever, fulfillment of any provision of this Note or any other Loan Document at the time performance of such provision shall be due shall involve exceeding the Maximum Legal Rate, then, ipso facto, the obligations to be fulfilled shall be reduced to allow compliance with the Maximum Legal Rate, and if, from any circumstance whatsoever, Lender shall ever receive as interest an amount that would exceed the Maximum Legal Rate, the receipt of such excess shall be deemed a mistake and shall be canceled automatically or, if theretofore paid, such excess shall be credited against the principal amount of the indebtedness evidenced hereby to which the same may lawfully be credited, and any portion of such excess not capable of being so credited shall be refunded immediately to Borrower.

11.           Events of Default; Acceleration of Amount Due. Lender may in its discretion, without notice to Borrower, declare the entire Debt, including the Outstanding Principal Balance, all accrued interest, all costs, expenses, charges and fees payable under any Loan Document, and Lender shall have all remedies available to it at law or equity for collection of the amounts due, upon the occurrence and during the continuance of any of the following (the “Events of Default”): an “Event of Default” (as defined in the Loan Agreement or in any other Loan Document) under the Loan Agreement or any other Loan Document.

12.           Time of Essence. Time is of the essence with regard to each provision contained in this Note.

13.           Transfer and Assignment. This Note may be freely transferred and assigned by Lender. Borrower’s right to transfer its rights and obligations with respect to the Debt, and to be released from liability under this Note, shall be governed by the Loan Agreement.

14.           Authority of Persons Executing Note. Borrower warrants and represents that the persons or officers who are executing this Note and the other Loan Documents on behalf of Borrower have full right, power and authority to do so, and that this Note and the other Loan Documents constitute valid and binding documents, enforceable against Borrower in accordance with their terms, and that no other person, entity, or party is required to sign, approve, or consent to, this Note.

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15.           Severability. The terms of this Note are severable, and should any provision be declared by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions shall, at the option of Lender, remain in full force and effect and shall in no way be impaired.

16.           Borrower’s Waivers. Borrower and all others liable hereon hereby waive presentation for payment, demand, notice of dishonor, protest, and notice of protest, notice of intent to accelerate, and notice of acceleration, stay of execution and all other suretyship defenses to payment generally. No release of any security held for the payment of this Note, or extension of any time periods for any payments due hereunder, or release of collateral that may be granted by Lender from time to time, and no alteration, amendment or waiver of any provision of this Note or of any of the other Loan Documents, shall modify, waive, extend, change, discharge, terminate or affect the liability of Borrower and any others that may at any time be liable for the payment of this Note or the performance of any covenants contained in any of the Loan Documents.

17.           Governing Law. LENDER HAS OFFICES IN THE STATE OF NEW YORK AND THE PROCEEDS OF THE LOAN DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF NEW YORK (“GOVERNING STATE”), WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIEN AND SECURITY INTEREST CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND THIS NOTE, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

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18.           JURISDICTION AND VENUE. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS (“ACTION”) MAY AT LENDER’S OPTION BE INSTITUTED IN (AND IF ANY ACTION IS ORIGINALLY BROUGHT IN ANOTHER VENUE, THE ACTION SHALL AT THE ELECTION OF LENDER BE TRANSFERRED TO) ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE OR FORUM NON CONVENIENS OF ANY SUCH ACTION, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY ACTION. BORROWER IRREVOCABLY CONSENTS TO SERVICE OF PROCESS BY MAIL, PERSONAL SERVICE, OR IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW, AT THE ADDRESS SPECIFIED IN SECTION 19 HEREOF AND AGREES THAT SERVICE OF PROCESS AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH ACTION IN THE STATE OF NEW YORK. BORROWER SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS.

19.           Notices. All notices, consents, approvals and requests required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, return receipt requested or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (c) by telecopier (with answer back acknowledged) and with a second copy to be sent to the intended recipient by any other means permitted under this Section, addressed as follows (or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section):

If to Lender:	KeyBank National Association
1200 Abernathy Road, Suite 1550
Atlanta, Georgia 30328
Attention: Jennifer Power, Vice President

with a copy to:	Katten Muchin Rosenman LLP
550 South Tryon Street, Suite 2900
Charlotte, North Carolina 28202
Attention: Daniel S. Huffenus, Esq.

If to Borrower:	Moody National Yale-Seattle Holding, LLC
6363 Woodway, Suite 110
Houston, Texas 77057
Attention: Brett C. Moody

with a copy to:	Gresham Savage Nolan & Tilden, PC
501 W. Broadway, Suite 800
San Diego, California 92101
Attention: Jerome A. Grossman

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A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of expedited prepaid delivery, upon the first attempted delivery on a Business Day; or in the case of telecopy, upon sender’s receipt of a machine-generated confirmation of successful transmission after advice by telephone to recipient that a telecopy notice is forthcoming.

20.           Avoidance of Debt Payments. To the extent that any payment to Lender or any payment or proceeds of any collateral received by Lender in reduction of the Debt is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, to Borrower (or Borrower’s successor) as a debtor in possession, or to a receiver, creditor, or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then the portion of the Debt intended to have been satisfied by such payment or proceeds shall remain due and payable hereunder, be evidenced by this Note, and shall continue in full force and effect as if such payment or proceeds had never been received by Lender whether or not this Note has been marked “paid” or otherwise cancelled or satisfied or has been delivered to Borrower, and in such event Borrower shall be immediately obligated to return the original Note to Lender and any marking of “paid” or other similar marking shall be of no force and effect.

21.           Nonrecourse. Subject to the qualifications below, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in this Note, the Loan Agreement, the Security Instrument or the other Loan Documents by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may bring a foreclosure action, an action for specific performance or any other appropriate action or proceeding to enable Lender to enforce and realize upon its interest under this Note, the Loan Agreement, the Security Instrument and the other Loan Documents, or in the Property, the Rents (as defined in the Loan Agreement), or any other collateral given to Lender pursuant to the Loan Documents; provided, however, that, except as specifically provided herein, any judgment in any such action or proceeding shall be enforceable against Borrower only to the extent of Borrower’s interest in the Property, in the Rents and in any other collateral given to Lender, and Lender, by accepting this Note, the Loan Agreement, the Security Instrument and the other Loan Documents, agrees that it shall not sue for, seek or demand any deficiency judgment against Borrower in any such action or proceeding under or by reason of or under or in connection with this Note, the Loan Agreement, the Security Instrument or the other Loan Documents. The provisions of this Section shall not, however, (i) constitute a waiver, release or impairment of any obligation evidenced or secured by any of the Loan Documents; (ii) impair the right of Lender to name Borrower as a party defendant in any action or suit for foreclosure and sale under the Security Instrument; (iii) affect the validity or enforceability of the Guaranty or Environmental Indemnity, or any of the rights and remedies of Lender thereunder; (iv) impair the right of Lender to obtain the appointment of a receiver; (v) impair the enforcement of any assignment of leases and rents contained in the Security Instrument and any other Loan Documents; or (vi) constitute a prohibition against Lender to seek a deficiency judgment against Borrower in order to fully realize the security granted by the Security Instrument or to commence any other appropriate action or proceeding in order for Lender to exercise its remedies against the Property.

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(a)         Nothing contained herein shall in any manner or way release, affect or impair the right of Lender to recover, and Borrower shall be fully and personally liable and subject to legal action, for any loss, cost, expense, damage, claim or other obligation (including reasonable attorneys’ fees and court costs) incurred or suffered by Lender arising out of or in connection with the following:

(i)           fraud or material willful misrepresentation by Borrower, Master Tenant, Principal or Guarantor (or any of their respective Affiliates which are controlled by Borrower, Master Tenant, Principal and/or Guarantor) or any agent, employee or other person with actual or apparent authority to make statements or representations on behalf of Borrower, Master Tenant, Principal, or Guarantor (or any of their respective Affiliates which are controlled by Borrower, Master Tenant, Principal and/or Guarantor) in connection with the Loan (“apparent authority” meaning such authority as the principal knowingly or negligently permits the agent to assume, or which he holds the agent out as possessing);

(ii)          the gross negligence or willful misconduct of Borrower, Principal, Master Tenant or Guarantor (or any of their respective Affiliates which are controlled by Borrower, Master Tenant, Principal and/or Guarantor), agent, or employee of the foregoing;

(iii)         material physical waste of the Property;

(iv)         the removal or disposal of any portion of the Property during the continuation of an Event of Default without the replacement of same, to the extent the same is material to the operation of the Property;

(v)          the misapplication, misappropriation, or conversion by Borrower (or any of its Affiliates which are controlled by Borrower, Master Tenant, Principal and/or Guarantor), Principal, Master Tenant or Guarantor of (A) any Insurance Proceeds paid by reason of any loss, damage or destruction to the Property, (B) any Awards received in connection with a Condemnation of all or a portion of the Property, (C) any Rents or other Property income or collateral proceeds, or (D) any Rents paid more than one month in advance (including, but not limited to, security deposits);

(vi)         during the continuation of an Event of Default, the failure to either apply rents or other Property income, whether collected before or after such Event of Default, to the ordinary, customary, and necessary expenses of operating the Property or, upon demand, to deliver such rents or other Property income to Lender;

(vii)        failure to maintain insurance or to pay taxes and assessments (unless Lender is escrowing funds therefor and fails to make such payments or has taken possession of the Property following an Event of Default, has received all Rents from the Property applicable to the period for which such insurance, taxes or other items are due, and thereafter fails to make such payments) to the extent that the revenue from the Property is sufficient to pay such amounts as well as other costs of servicing the Debt and of operating the Property;

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(viii)       failure to pay charges for labor or materials or other charges or judgments that can create Liens on any portion of the Property, to the extent that the revenue from the Property is sufficient to pay such amounts as well as other costs of servicing the Debt and of operating the Property (and other than any election by Lender not to make funds held in any applicable Reserve Fund available therefor, so long as no Event of Default then exists and Borrower has otherwise complied with the applicable terms of the Loan Documents related to such disbursement);

(ix)         any security deposits, advance deposits or any other deposits collected with respect to the Property which are not delivered to Lender upon a foreclosure of the Property or action in lieu thereof, except to the extent any such security deposits were applied in accordance with the terms and conditions of any of the Leases prior to the occurrence of the Event of Default that gave rise to such foreclosure or action in lieu thereof;

(x)          any failure by Borrower to comply with any of the representations, warranties or covenants set forth in Sections 4.1.37 or 5.1.19 of the Loan Agreement;

(xi)         Borrower and/or Master Tenant fails to permit on-site inspections of the Property, fails to maintain its status as a Special Purpose Entity or comply with any representation, warranty or covenant set forth in Section 4.1.30 of the Loan Agreement or fails to appoint a new property manager upon the request of Lender as permitted under the Loan Agreement, each as required by, and in accordance with, the terms and provisions of the Loan Agreement or the Security Instrument;

(xii)       Borrower and/or Master Tenant’s failure to comply with Section 2.7 of the Loan Agreement, and/or the Cash Management Agreement relating to the establishment of a Cash Management Account and/or the institution of cash management generally;

(xiii)       any amendment, modification or termination of the Master Lease without Lender’s consent;

(xiv)       any amendment or modification of the Franchise Agreement without Lender’s consent (to the extent such consent is required under the Loan Documents);

(xv)        the termination, surrender or cancellation of the Franchise Agreement by Master Tenant without Lender’s prior written consent or the termination or cancellation of the Franchise Agreement by Franchisor (as a result of the action or omission of Borrower or Master Tenant) prior to the expiration date of the Franchise Agreement unless such termination or cancellation is solely the result of Master Tenant’s failure to pay the franchise fees and other charges due under the Franchise Agreement and such failure to pay is solely the result of revenue from the Property being insufficient to pay such amounts as well as other costs of servicing the Debt and of operating the Property provided that the foregoing shall not apply to the extent that (A) Borrower would otherwise be liable under this subsection (xvi) and (B) during the continuance of a Cash Sweep Period, Lender has not made funds available to Borrower to pay the charges described above;

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(xvi)       Breakage Costs not being paid;

(xvii)      Borrower’s failure to obtain and/or maintain the Interest Rate Cap Agreement (as defined in the Loan Agreement) or Replacement Interest Rate Cap Agreement (as defined in the Loan Agreement), as applicable, as required pursuant to Section 2.2.17 of the Loan Agreement; and/or

(xviii)     any loss, cost, expense, damage, claim or other obligation (including reasonable attorneys’ fees and court costs) incurred or suffered by Lender related, directly or indirectly, to the removal and/or modification of any shoring mechanisms located at or adjacent to the Property (including, without limitation, any tie-back rods and anchors and/or pins) pursuant to the Easement Agreement.

(b)         Notwithstanding anything to the contrary in this Note, the Loan Agreement or any of the other Loan Documents,

(i)           Borrower and any general partner of Borrower shall be personally liable for the Debt if (A) Borrower fails to obtain Lender’s prior written consent to any voluntary Transfer if as required by the Loan Agreement or the Security Instrument, which Transfer results in (x) the transfer of the Property, (y) a change in control of Borrower and/or Master Tenant, and/or (z) a transfer of a fifty percent (50%) or greater direct or indirect interest in Borrower or Master Tenant; (B) Borrower fails to obtain Lender’s prior written consent to any Indebtedness or voluntary Lien encumbering the Property; (C) Borrower and/or Master Tenant shall at any time hereafter make an assignment for the benefit of its creditors; (D) Borrower and/or Master Tenant fails to maintain its status as a Special Purpose Entity or comply with any representation, warranty or covenant set forth in Section 4.1.30 of the Loan Agreement as required by, and in accordance with, the terms and provisions of the Loan Agreement or the Security Instrument, and such failure is cited as a factor in the substantive consolidation of Borrower and/or Master Tenant with any other person; (E) other than at Lender’s written request, Borrower, Master Tenant or any Principal admits, in writing or in any legal proceeding, its insolvency or inability to pay its debts as they become due; (F) Borrower fails to make the first full monthly payment of principal and interest on or before the first Payment Date; (G) Borrower and/or Master Tenant files (other than at Lender’s request), consents to, or acquiesces in a petition for bankruptcy, insolvency, dissolution or liquidation under the Bankruptcy Code or any other Federal or State bankruptcy or insolvency law, or there is a filing of an involuntary petition against Borrower, Master Tenant or any Principal under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law in which Borrower, Master Tenant or Guarantor or any Principal colludes with, or otherwise assists any party in connection with such filing, or solicits or causes to be solicited petitioning creditors for any involuntary petition against Borrower, Master Tenant or such Principal from any party; or (H) there is substantive consolidation of Borrower, Master Tenant or any Restricted Party with any other Person in connection with any federal or state bankruptcy proceeding involving Guarantor or any of Affiliate of Guarantor and one of the factors cited as the bases therefor is a breach by Borrower or Master Tenant of any representation, warranty or covenant contained in Section 4.1.30 of the Loan Agreement.

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(c)         Nothing herein shall be deemed to constitute a waiver by Lender of any right Lender may have under Sections 506(a), 506(b), 1111(b) or any other provision of the Bankruptcy Code to file a claim for the full amount of the Debt or to require that all collateral shall continue to secure all of the Debt.

22.           Miscellaneous. Neither this Note nor any of the terms hereof, including the provisions of this Section, may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing executed by the party against which enforcement of the termination, amendment, supplement, waiver or modification is sought, and the parties hereby: (a) expressly agree that it shall not be reasonable for any of them to rely on any alleged, non-written amendment to this Note; (b) irrevocably waive any and all right to enforce any alleged, non-written amendment to this Note; and (c) expressly agree that it shall be beyond the scope of authority (apparent or otherwise) for any of their respective agents to agree to any non-written modification of this Note. This Note may be executed in several counterparts, each of which counterpart shall be deemed an original instrument and all of which together shall constitute a single Note. The failure of any party hereto to execute this Note, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder. If Borrower consists of more than one person or entity, then the obligations and liabilities of each person or entity shall be joint and several and in such case, the term “Borrower” shall mean individually and collectively, jointly and severally, each Borrower. As used in this Note, (i) the terms “include,” “including” and similar terms shall be construed as if followed by the phrase “without being limited to,” (ii) any pronoun used herein shall be deemed to cover all genders, and words importing the singular number shall mean and include the plural number, and vice versa, (iii) all captions to the Sections hereof are used for convenience and reference only and in no way define, limit or describe the scope or intent of, or in any way affect, this Note, (iv) no inference in favor of, or against, Lender or Borrower shall be drawn from the fact that such party has drafted any portion hereof or any other Loan Document, (v) the words “Lender” and “Borrower” shall include their respective successors (including, in the case of Borrower, any subsequent owner or owners of a fee interest in the Property or any part thereof or any interest therein and Borrower in its capacity as debtor-in-possession after the commencement of any bankruptcy proceeding), assigns, heirs, personal representatives, executors and administrators, (vi) the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or,” (vii) the words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Note refer to this Note as a whole and not to any particular provision or section of this Note, (viii) an Event of Default shall “continue” or be “continuing” until such Event of Default has been waived in writing by Lender, and (ix) in the computation of periods of time from a specified date to a later date, the words “from and including” and the words “to” and “until” each means “to but excluding.” Wherever Lender’s judgment, consent, approval or discretion is required under this Note or Lender shall have an option, election, or right of determination or any other power to decide any other matter relating to the terms of this Note, including any right to determine that something is satisfactory or not (“Decision Power”), such Decision Power shall be exercised in the sole and absolute discretion of Lender except as may be otherwise expressly and specifically provided herein. Such Decision Power and each other power granted to Lender upon this Note or any other Loan Document may be exercised by Lender or by any authorized agent of Lender (including any servicer or attorney-in-fact), and Borrower hereby expressly agrees to recognize the exercise of such Decision Power by such authorized agent. BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS BEEN PROVIDED WITH SUFFICIENT AND NECESSARY TIME AND OPPORTUNITY TO REVIEW THE TERMS OF THIS NOTE, THE SECURITY INSTRUMENT, AND EACH OF THE LOAN DOCUMENTS, WITH ANY AND ALL COUNSEL IT DEEMS APPROPRIATE, AND THAT NO INFERENCE IN FAVOR OF, OR AGAINST, LENDER OR BORROWER SHALL BE DRAWN FROM THE FACT THAT EITHER SUCH PARTY HAS DRAFTED ANY PORTION HEREOF, OR THE SECURITY INSTRUMENT, OR ANY OF THE LOAN DOCUMENTS.

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23.           Waiver of Counterclaim and Jury Trial. BORROWER HEREBY KNOWINGLY WAIVES THE RIGHT TO ASSERT ANY COUNTERCLAIM, OTHER THAN A COMPULSORY COUNTERCLAIM, IN ANY ACTION OR PROCEEDING BROUGHT AGAINST BORROWER BY LENDER OR ITS AGENTS. ADDITIONALLY, TO THE FULLEST EXTENT NOW OR HEREAFTER PERMITTED BY APPLICABLE LAW, BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THE LOAN OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THE LOAN, THIS NOTE, THE SECURITY INSTRUMENT, OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN), OR ACTION OF BORROWER OR LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER’S MAKING OF THE LOAN.

24.           Local Law Provisions. In the event of any inconsistencies between the terms and conditions of this Section and any other terms and conditions of this Note, the terms and conditions of this Section shall be binding.

NONE.

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Intending to be fully bound, Borrower has executed this Note effective as of the day and year first above written.

BORROWER:

MOODY NATIONAL YALE-SEATTLE HOLDING, LLC, a Delaware limited liability company

By:	/s/ Brett C. Moody
	Name:	Brett C. Moody
	Title:	President

Signature Page To Promissory Note